CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
REVENUES	$ 10,883	$ 15,444
COST OF REVENUES	8,689	5,116
GROSS PROFIT	2,194	10,328
OPERATING EXPENSES
Research and development, net	2,694	1,510
Sales and marketing	4,511	2,869
General and administration	3,437	2,060
Other expenses (income)	(5,635)	0
Total operating expenses	5,007	6,439
OPERATING INCOME (LOSS)	(2,813)	3,889
FINANCIAL EXPENSES, NET	110	111
INCOME (LOSS) BEFORE INCOME TAX	(2,923)	3,778
INCOME TAX BENEFIT (EXPENSE)	1,492	(630)
NET INCOME (LOSS) FOR THE PERIOD	$ (1,431)	$ 3,148
NET INCOME PER SHARE
Basic	$ (0.09)	$ 0.23
Diluted	$ (0.09)	$ 0.22
Weighted average number of ordinary shares used in computing basic income per share	15,075,177	13,862,731
Weighted average number of ordinary shares used in computing diluted income per share	15,163,123	14,048,570